OPPENHEIMER QUEST VALUE FUND, INC.
                            Supplement dated July 10,
                       2000 to the Statement of Additional
                       Information dated February 23, 2000

The Statement of Additional Information is supplemented as follows:

1. The last sentence within the first paragraph titled "The Investment Advisory Agreement" within the section titled "The Manager" on page 29 is deleted and replaced with the following:

                    "The Fund's portfolio manager is employed by the Sub-Advisor and is principally responsible for the day-to-day management of the Fund's portfolio, as described below."




July 10, 2000                                             PX225.008


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                       OPPENHEIMER QUEST VALUE FUND, INC.
                      Supplement dated July 10, 2000 to the
                       Prospectus dated February 23, 2000

         The prospectus is supplemented as follows:

          1. The previous supplement dated April 20, 2000 is replaced by this supplement.

          2. In the section captioned "About the Fund - The Fund's Investment Objective and Strategies" on page 3, all references to "the portfolio management team" are replaced with "the portfolio manager".

          3. The bar chart captioned "Annual Total Returns (Class A)" under the heading "The Fund's Past Performance" on page 5 is amended by replacing the percentage numbers appearing within the vertical axis of the chart with the following in descending order:

                                       40%
                                       30
                                       20
                                       10
                                        0

                                      -10

          4. The paragraph titled "Portfolio Management" within the section captioned "The Manager" on page 12 is replaced in its entirety with the following:

"Effective July 2000, the portfolio manager of the Fund is John Lindenthal, who is employed by the Sub-Advisor. He is the person primarily responsible for the day-to-day management of the Fund. Mr. Lindenthal is a managing director, senior equity portfolio manager and analyst and the head of the corporate accounts group at Oppenheimer Capital, the immediate parent company of the Sub-Advisor. Prior to joining Oppenheimer Capital in 1979, he was a senior portfolio manager responsible primarily for pension assets at Bank of America, and a portfolio manager responsible for equity management services to pension and profit sharing plans for Crocker Investment Management.




July 10, 2000                                                      PS225.014